                                                                    Exhibit 99.1


                                 AMENDMENT NO. 2

            AMENDMENT NO. 2, dated as of August 10, 2004 (this "Amendment"), to the Amended and Restated Credit Agreement, dated as of January 16, 2004 (as the same has been amended prior to the date hereof and may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CSK Auto, Inc., an Arizona corporation (the "Company"), the several banks and other financial institutions or entities from time to time party thereto (the "Lenders"), Credit Suisse First Boston, acting through its Cayman Islands Branch, as syndication agent for the Lenders and JPMorgan Chase Bank, as administrative agent (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

            WHEREAS, the Company, the Lenders and the Administrative Agent are parties to the Credit Agreement;

            WHEREAS, the Company has requested that the Credit Agreement be amended, among other things, (i) to provide for the Tranche B Refinancing (as defined herein) and (ii) to effect certain other related amendments to the Credit Agreement; and

            WHEREAS, the Lenders parties hereto and the Administrative Agent are willing to agree to such amendment to the Credit Agreement, subject to the terms and conditions set forth herein.

            NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Company, the Lenders parties hereto and the Administrative Agent hereby agree as follows:

            1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

            2. Amendments to Subsection 1.1 (Defined Terms).

            (a) Subsection 1.1 of the Credit Agreement is hereby amended by adding the following new definitions, to appear in alphabetical order:

            "Amendment Effective Date": the date on which the conditions precedent set forth in Section 12 of the Amendment, dated as of July 28, 2004 to this Agreement shall have been satisfied, which date is August 10, 2004.

            "Converted Tranche C Term Loans": as defined in subsection 2.4 hereof.

            "Credit Rating": means the S&P Rating and Moody's Rating.

            "Moody's Rating": means a rating with reference to the Borrower's long-term senior secured debt by Moody's Investors Services, Inc.

            "S&P Rating": means a rating with reference to the Borrower's long-term senior secured debt by Standard & Poor's Ratings Group, Inc.

            "Tranche B Refinancing": the prepayment in full of the outstanding Tranche B Term Loans with the proceeds of the Tranche C Term Loans.

            "Tranche C Term Loans": as defined in subsection 2.4 hereof.

            "Tranche C Term Loan Commitment": as to any Lender, its obligation to make a Tranche C Term Loan to the Company pursuant to subsection 2.4 in an aggregate amount not to exceed the amount set forth under such Lender's name in Schedule 1.1 opposite the caption "Tranche C Term Loan Commitment" or in Schedule 1 to the Assignment and Acceptance pursuant to which a Lender acquires its Tranche C Term Loan Commitment, as the same may be adjusted pursuant to subsection 11.6(c); collectively, as to all the Lenders, the "Tranche C Term Loan Commitments." The original aggregate principal amount of the Tranche C Term Loan Commitments is $253,725,000.

            "Tranche C Term Loan Lender": any Lender with a Tranche C Term Loan Commitment or that holds a Tranche C Term Loan.

            "Tranche C Term Loan Commitment Percentage": as to any Tranche C Term Loan Lender at any time, the percentage of the aggregate Tranche C Term Loan Commitments then constituted by such Tranche C Term Loan Lender's Tranche C Term Loan Commitment (or, at any time after the Amendment Effective Date, the percentage of the aggregate outstanding principal amount of the Tranche C Term Loans then constituted by the principal amount of such Tranche C Term Loan Lender's Tranche C Term Loans).

            "Tranche C Term Loan Note": as defined in subsection 4.13(e).

            (b) The definition of "Applicable Margin" in subsection 1.1 of the Credit Agreement is hereby amended by:

                  (i) deleting the term "Tranche B Term Loans and inserting in lieu thereof "Tranche C Term Loans";

                  (ii) deleting the table contained therein and inserting in lieu thereof the following new table; and

                                 Alternate Base       Eurodollar
                                   Rate Loans           Loans
                                 --------------     ----------------
       Tranche C Term Loans          1.00%                2.00%

       Revolving Loans and
       Additional Revolving
       Loans                         1.75%                2.75%

       Swing Line Loans              1.75%                 N/A

                  (iii) inserting the phrase "or the Borrower's Credit Rating" at the end of the definition immediately following "(b)":

            (c) The definition of "Class" in subsection 1.1 of the Credit Agreement is hereby amended by:

                  (i) deleting the term "Tranche B Term Loan" and inserting in lieu thereof "Tranche C Term Loan"; and

                  (ii) deleting the term "Tranche B Term Loan Commitment" and inserting in lieu thereof "Tranche C Term Loan Commitment".

            (d) The definition of "Commitment" in subsection 1.1 of the Credit Agreement is hereby amended by deleting the term "Tranche B Term Loan Commitment" and inserting in lieu thereof "Tranche C Term Loan Commitment".

            (e) The definition of "Commitment Percentage in subsection 1.1 of the Credit Agreement is hereby amended by deleting the term "Tranche B Term Loan Commitment Percentage" and inserting in lieu thereof the term "Tranche C Term Loan Commitment Percentage".

            (e) The definition of "Consolidated Total Funded Debt" in subsection
1.1 of the Credit Agreement is hereby amended by deleting the term "Tranche B Term Loans" and inserting in lieu thereof the term "Tranche C Term Loans".

            (f) The definition of "Loans" in subsection 1.1 of the Credit Agreement is hereby amended by deleting the term "Tranche B Term Loans" and inserting in lieu thereof "Tranche C Term Loans".

            (g) The definition of "Maturity Date" in subsection 1.1 of the Credit Agreement is hereby amended by deleting the term "Original Closing Date" and inserting in lieu thereof "Amendment Effective Date".

            (h) The definition of "Notes" in subsection 1.1 of the Credit Agreement is hereby amended by deleting the term "Tranche B Term Loan Notes" and inserting in lieu thereof

"Tranche C Term Loan Notes".

            (i) The definition of "Required Lenders" in subsection 1.1 of the Credit Agreement is hereby amended by deleting the term "Tranche B Term Loans" in subclause (ii) thereof and inserting in lieu thereof "Tranche C Term Loans".

            (j) The definition of "Term Loan Note" in subsection 1.1 of the Credit Agreement is hereby amended by deleting the term "Tranche B Term Loan Note" and inserting in lieu thereof "Tranche C Term Loan Note".

            (k) The definition of "Term Loans" in subsection 1.1 of the Credit Agreement is hereby amended by deleting the term "Tranche B Term Loans" and inserting in lieu thereof "Tranche C Term Loans".

            3. Amendments to Subsection 1 (Definitions). Section 1 of the Credit Agreement is hereby amended by:

            (a) relettering existing subsection 1.5 as new subsection 1.6; and;

            (b) adding the following new subsection 1.5:

            "1.5 Confirmation/Ratification of the Tranche C Term Loans. The Company hereby agrees that, as of the Amendment Effective Date, it is fully and truly indebted to the Tranche C Term Loan Lenders for the full amount of the Tranche C Term Loans stated herein. Furthermore, without limiting any of the other provisions of this Agreement, the Company agrees that (i) the Loans made to the Company by the Tranche C Term Loan Lenders shall be subject to and shall benefit from all of the provisions of this Agreement and the other Credit Documents applicable to the Tranche C Term Loans and the Loans hereunder and thereunder, (ii) the Tranche C Term Loan Lenders are "Lenders" hereunder and under the other Credit Documents and
            (iii) the unpaid principal of and interest on the Tranche C Term Loans are "Obligations" (as defined in the Guarantee and Collateral Agreement)."

            4. Amendments to Section 2 (Tranche B Term Loans). Section 2 of the Credit Agreement is hereby amended by:

            (a) deleting the header "TRANCHE B TERM LOANS" and inserting in lieu thereof "TERM LOANS";

            (b) adding the following new subsection 2.4:

            "2.4 Tranche C Term Loan Commitments. Subject to the terms and conditions hereof, each Lender severally agrees to make a loan in Dollars (or pursuant to the immediately succeeding sentence, elects to convert all or a portion of such Lender's Tranche B Term Loans into a loan) (each such loan or conversion, individually a "Tranche C Term Loan"; and collectively, the "Tranche C Term Loans") to the Company on the Amendment Effective Date, in an aggregate principal amount equal to such Lender's Tranche C Term Loan Commitment. In connection with the making of the Tranche C Term Loans pursuant to the immediately preceding sentence, by delivering oral or written notice to the Administrative Agent at least two Business Days prior to the Amendment Effective Date, any Lender of Tranche B Term Loans who has agreed to become a Tranche C Term Loan Lender may elect to make all or any portion of such Lender's Tranche C Term Loan by converting all or a portion of the outstanding principal amount of the Tranche B Term Loans held by such Lender into a Tranche C Term Loan in a principal amount equal to the amount of Tranche B Term Loans so converted (each such Tranche B Term Loan to the extent it is to be converted, a "Converted Tranche B Term Loan"). On the Amendment Effective Date, the Converted Tranche B Term Loans shall be converted for all purposes of this Agreement into Tranche C Term Loans, and the Administrative Agent shall record in the Registrar the aggregate amounts of Converted Tranche B Term Loans into Tranche C Term Loans. Any notice to the Administrative Agent delivered by an applicable Lender pursuant to this subsection shall specify the amount of such Lender's Tranche C Term Loan Commitment and the principal amount of Tranche B Term Loans held by such Lender that are to be converted into Tranche C Term Loans.";

            (c) adding the following new subsection 2.5:

            "2.5 Repayment of Tranche C Term Loans. The Company shall repay the Tranche C Term Loans as provided in subsection 4.4(c)."; and

            (d) adding the following new subsection 2.6:

            "2.6 Use of Proceeds. The proceeds of the Tranche C Term Loans will be used to refinance the Tranche B Term Loans.".

            5. Amendments to Subsection 4.1 (Procedure for Borrowing). Subsection 4.1 of the Credit Agreement is hereby amended by:

            (a) deleting the term "Tranche B Term Loans" and inserting in lieu thereof the term "Tranche C Term Loans"; and

            (b) deleting the term "Closing Date" and inserting in lieu thereof the term "Amendment Effective Date".

            6. Amendments to Subsection 4.2 (Conversion and Continuation Options). Subsection 4.2(a) of the Credit Agreement is hereby amended by:

            (a) deleting the term "Tranche B Term Loans" and inserting in lieu thereof "Tranche C Term Loans";

            (b) deleting the term "Closing Date" and inserting in lieu thereof "Amendment Effective Date"; and

            (c) deleting the term "Converted Term Loans" and inserting in lieu thereof "Converted B Term Loans".

            7. Amendments to Subsection 4.4 (Optional and Mandatory Prepayments; Repayments of Tranche B Term Loans. Subsection 4.4 of the Credit Agreement is hereby amended by:

            (a) deleting the term "Tranche B Term Loans" and inserting in lieu thereof "Tranche C Term Loans";

            (b) adding the following new sentence at the end of subsection (a):

            "Notwithstanding the foregoing, all voluntary prepayments of Tranche C Term Loans effected on or prior to the first anniversary of the Amendment Effective Date with the proceeds of a substantially concurrent issuance or incurrence of Term Loans under this Agreement, as amended, amended and restated, supplemented, waived or otherwise modified from time to time (excluding a refinancing or termination of all of the Loans and Commitments hereunder with another transaction not permitted by this Agreement (as determined by the Administrative Agent and the Borrower prior to giving effect to any amendment or waiver of this Agreement being adopted in connection with such transaction)), shall be accompanied by a prepayment fee equal to 1.0% of the aggregate amount of such prepayments if any of the interest rates payable in respect of such Term Loans is less than the corresponding interest rate that would have been payable in respect of the Tranche C Term Loans. No such prepayment fee shall be payable with respect to any mandatory prepayment hereunder, or any voluntary prepayment other than the type described in the immediately preceding sentence."; and

            (c) deleting subsection (c) and substituting it in its entirety with the following new subsection (c):

            "(c) The Tranche C Term Loans shall be repaid in twelve installments on the dates set forth below (each such day, an "Installment Payment Date"), commencing on December 31, 2004 in an aggregate amount equal to the amount specified for each such Installment Payment Date.

                           Date             Installment Amount
                           ----             ------------------
                    December 31, 2004          $  1,275,000
                    June 30, 2005              $  1,275,000
                    December 31, 2005          $  1,275,000
                    June 30, 2006              $  1,275,000
                    December 31, 2006          $  1,275,000
                    June 30, 2007              $  1,275,000
                    December 31, 2007          $  1,275,000
                    June 30, 2008              $  1,275,000

                    December 31, 2008          $  1,275,000
                    June 30, 2009              $  1,275,000
                    December 31, 2009          $120,487,500
                    Maturity Date              $120,487,500"

            8. Amendment to Subsection 4.5 (Interest Rates and Payment Dates). Subsection 4.5 of the Credit Agreement is hereby amended by adding the following new subsection (e):

            "(e) Interest shall be payable in arrears on each Interest Payment Date; provided, that all unpaid interest through the Amendment Effective Date on Tranche B Term Loans that have been converted to Tranche C Term Loans shall be deemed to expire and be due on the Amendment Effective Date."

            9. Amendments to Subsection 4.13 (Repayment of Loans; Evidence of
Debt). Subsection 4.13 of the Credit Agreement is hereby amended by:

            (a) renumbering existing subclause (iv) in subsection (a) as new subclause (v);

            (b) adding the following new subclause (iv) to subsection (a) immediately following "Section 9":

            ", (iv) the then unpaid principal amount of each Tranche C Term Loan of such Lender on the Maturity Date or the date that the Tranche C Term Loans become due and payable pursuant to Section 9"

            (c) inserting in subsection (c) ", Tranche C Term Loan" immediately following "Additional Revolving Loan";

            (d) deleting the term "Tranche B Term Loan" in subsection (e) and inserting in lieu thereof "Tranche C Term Loan"; and

            (e) deleting the term "Tranche B Term Loan Note" in subsection (e) and inserting in lieu thereof "Tranche C Term Loan Note".

            10. Amendments to Subsection 11.6 (Successors and Assigns; Participations and Assignments). Subsection 11.6 of the Credit Agreement is hereby amended by:

            (a) deleting the term "Tranche B Term Loan" and inserting in lieu thereof "Tranche C Term Loan; and

            (b) deleting the term "Tranche B Term Loan Notes" and inserting in lieu thereof "Tranche C Term Loan Notes.

            11. Amendments to Annex A (Pricing Grid). Annex A of the Credit Agreement is hereby amended by:

            (a) deleting the second table contained therein and inserting in lieu thereof the following new table:

         Consolidated Leverage                Tranche C Term Loans
         Ratio / Credit Rating               --------------------------
                                             Alternate       Eurodollar
                                             Base Rate          Loans
                                               Loans
                                             ---------       ----------
         (a) Consolidated Leverage             1.00%            2.00%
         Ratio equal to or greater than
         2.75x and (b) an S&P Rating of
         less than BB- (with a stable
         outlook) and a Moody's Rating
         of less than Ba2 (with a
         stable outlook)

         (a) Consolidated Leverage             0.75%            1.75%
         Ratio less than 2.75x or (b)
         an S&P Rating of at least BB-
         (with a stable outlook) and a
         Moody's Rating of at least
         Ba2 (with a stable outlook)

            (b) inserting the phrase "or the Credit Rating" immediately after the phrase "Consolidated Leverage Ratio" in the first instance where that phrase occurs, and inserting the phrase "and the Credit Rating" immediately after the phrase "Consolidated Leverage Ratio" in the second instance where that phrase occurs.

            12. Representations and Warranties.

            (a) The Company hereby confirms, reaffirms and restates that the representations and warranties set forth in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date (unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date). The Company represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

            (b) The Company hereby represents and warrants that the unaudited consolidated balance sheet of the Company as at May 2, 2004, and the related unaudited consolidated statements of income and cash flows for the three month period ended on such date, present fairly the consolidated financial position of the Company as at such date, and the consolidated results of its operations and its consolidated cash flows for the three month period then ended (subject to normal year end audit adjustments). All such financial statements, including the related schedules and any notes thereto (except as contemplated by GAAP or in the case of any notes to the financial statements dated as of May 2, 2004), have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein).

            13. Effectiveness. This Amendment shall become effective as of Amendment Effective Date upon the satisfaction of the following conditions precedent:

            (a) Amendment. The Administrative Agent shall have received this Amendment executed and delivered by the Administrative Agent, the Company, each Lender with a Tranche C Term Loan Commitment and Lenders party to the Credit Agreement constituting the "Required Lenders" thereunder.

            (b) Fees. The Lenders and the Administrative Agent shall have received all fees required to be paid on or before the Amendment Effective Date, and all expenses required to be paid on or before the Amendment Effective Date for which invoices have been timely presented, including, without limitation, the reasonable fees and expenses of legal counsel, on or before the Amendment Effective Date.

            (c) Security Documents. The Administrative Agent shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit A hereto, executed and delivered by an authorized officer of the Company and each other Loan Party.

            (d) Tranche B Refinancing. The Tranche B Refinancing shall have been consummated or arrangements reasonably satisfactory to the Administrative Agent shall have been made for the consummation thereof.

            (e) Legal Opinions. The Administrative Agent shall have received the following executed legal opinions:

                  (i) the legal opinion of Gibson, Dunn & Crutcher LLP, counsel to the Company, opining as to the enforceability of the Amendment; and

                  (ii) the legal opinion of Randi Morrison, vice president, assistant general counsel and secretary of Holdings and its Subsidiaries, opining that the Company has due authorization to effect the Tranche B Refinancing and the related Amendment.

            14. Continuing Effect of the Credit Agreement. This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Company that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

            15. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts (including facsimiled counterparts), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

            16. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            17. Expenses. The Company agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the fees and disbursements of one counsel to the Administrative Agent.


                     [rest of page intentionally left blank]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                          CSK AUTO, INC.


                                          By: __________________________________
                                              Name:
                                              Title:


                                          JPMORGAN CHASE BANK, as
                                          Administrative Agent and as a Lender


                                          By: __________________________________
                                              Name:
                                              Title:

                                                               Signature page to
                                                            the Amendment to the
                            CSK AUTO, INC. Amended and Restated Credit Agreement







                                          [INSERT LENDER NAME]


                                          By: __________________________________
                                              Name:
                                              Title:

                                                                       EXHIBIT A

                     FORM OF ACKNOWLEDGMENT AND CONFIRMATION

            1. Reference is made to Amendment NO. 2, dated as of August 10, 2004 (the "Amendment"), to the Amended and Restated Credit Agreement, dated as of January 16, 2004 (as the same has been amended prior to the date hereof and may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CSK Auto, Inc., an Arizona corporation, the several banks and other financial institutions or entities from time to time party thereto (the "Lenders"), and JPMorgan Chase Bank, as administrative agent (in such capacity, the "Administrative Agent").

            2. Each of the parties hereto hereby agrees, with respect to each Security Document to which it is a party:

                  (a) all of its obligations, liabilities and indebtedness under such Security Document shall remain in full force and effect on a continuous basis after giving effect to the Amendment and its guarantee of the obligations, liabilities and indebtedness of the other Loan Parties under the Credit Agreement (or any predecessor agreement) shall extend to and cover the Tranche C Term Loans made under the Credit Agreement pursuant to the Amendment and interest thereon and fees and expenses and other obligations in respect thereof and in respect of commitments related thereto; and

                  (b) all of the Liens and security interests created and arising under such Security Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees in the Security Documents.

            3. THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            4. This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


                     [rest of page intentionally left blank]

            IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CSK AUTO, INC.                              CSK AUTO CORPORATION


By: _________________________________       By: ________________________________
    Name:                                       Name:
    Title:                                      Title:

CSKAUTO.COM, INC.                           AUTOMOTIVE INFORMATION SYSTEMS, INC.


By: _________________________________       By: ________________________________
    Name:                                       Name:
    Title:                                      Title: